SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        _________________________________

         Date of Report
         (Date of earliest
         event reported):                June 11, 2003


                                LADISH CO., INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                      0-23539                   31-1145953
---------------               ----------------          -------------------
(State or other               (Commission File            (IRS Employer
jurisdiction of                    Number)              Identification No.)
Incorporation)


                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
   --------------------------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (414) 747-2611
                          -----------------------------
                         (Registrant's telephone number)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 11, 2003, the Registrant filed a press release which announced the election of the new Board of Directors. The new Board of Directors consists of Lawrence W. Bianchi, James C. Hill, Leon A. Kranz, J. Robert Peart, Bradford T. Whitmore and Kerry L. Woody.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  None.

          (b)  None.

          (c)  Exhibits.

               10 Agreement among the Registrant, Grace Brothers, Ltd. and others dated June 11, 2003

               99(a) June 11, 2003 Press Release



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LADISH CO., INC.



                                     By: /s/ Wayne E. Larsen
                                        ----------------------------------------
                                         Wayne E. Larsen
                                         Vice President Law/Finance & Secretary




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